SCHEDULE 14A


                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934


                           Filed by the Registrant [X]


                 Filed by a Party other than the Registrant [_]


                           Check the appropriate box:


                         [X] Preliminary Proxy Statement


                        [_] CONFIDENTIAL, FOR USE OF THE

                        COMMISSION ONLY (AS PERMITTED BY

                                RULE 14A-6(E)(2))


                         [ ] Definitive Proxy Statement


                       [_] Definitive Additional Materials


      [_] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                AUTEO MEDIA, INC.
                ________________________________________________

                (Name of Registrant as Specified In Its Charter)


    _______________________________________________________________________

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



               Payment of Filing Fee (Check the appropriate box):


                              [X] No fee required.


             [_] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.


       (1) Title of each class of securities to which transaction applies:


                                  Common stock
       ___________________________________________________________________



        (2) Aggregate number of securities to which transaction applies:


                                    6,455,372
        ________________________________________________________________


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ____________________________________________________________________


              (4) Proposed maximum aggregate value of transaction:

      ____________________________________________________________________


                               (5) Total fee paid:

      ____________________________________________________________________


[_] Fee paid previously with preliminary materials.


[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1) Amount Previously Paid:


________________________________________________________________________________


(2) Form, Schedule or Registration Statement No.:


________________________________________________________________________________


(3) Filing Party:


________________________________________________________________________________


(4) Date Filed:


________________________________________________________________________________


Notes:

[LETTERHEAD LOGO OF AUTEO MEDIA, INC.APPEARS HERE]
22125 17th Ave SE  Bothell, WA  98021


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 18, 2000


The Annual Meeting of Shareholders of Auteo Media, Inc.. (the "Company") will be held at 10:00 a.m. on December 20, 2001 at the offices of the Corporation, 22125 17th Ave SE Bothell, WA 98021 for the following purposes:

1. To elect two Board Directors consisting of five persons to serve a term of one year (until the next annual Shareholder's Meeting) or until their respective successors are elected and have been qualified.

2. To ratify the selection of Grant Thornton as independent auditors to the Company for the year ended December 31, 2001.

3. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

The Board of Directors has fixed November 2, 2001 as the date of record for determining the shareholders of the Company entitled to notice of and to vote at the meeting and any adjournment of the meeting. The transfer books of the Company will not be closed, but only shareholders of the Company of record on such date will be entitled to notice of and to vote at the meeting or adjournment.

Shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please complete, sign and date the accompanying proxy and return it promptly in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. If you attend the meeting, you may revoke the proxy and vote personally on all matters brought before the meeting. A list of shareholders will be available for inspection by the shareholders at the Company's offices.


By Order of the Board of Directors


/s/ KATHLEEN VAN LEEUWEN
--------------------------

Kathleen Van Leeuwen, Secretary


November 13, 2001

AUTEO MEDIA, INC.,  22125 17th Ave SE  Bothell, WA 98021


________________


PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS


________________


To be held on December 20, 2001


INTRODUCTION

The enclosed Proxy is solicited by and on behalf of the Board of Directors Of Auteo Media, Inc., a Nevada corporation (the "Company"), to be voted at the Annual Meeting of Shareholders to be held at 22125 17th Ave SE Bothell, WA 98021, at 10:00 a.m. on December 20, 2001 and at any and all adjournments of the meeting. The enclosed materials will be mailed to Shareholders on or about November 30, 2000.

The matters listed below will be considered and voted upon at the meeting:

1. To elect two Board Directors consisting of five persons to serve a term of one year (until the next annual Shareholder's Meeting) or until their respective successors are elected and have been qualified.

2. To ratify the selection of Grant Thornton as independent auditors to the Company for the year ended December 31, 2002.

3. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.


PROXIES


The Board of Directors is soliciting the enclosed proxy for use at the Annual Meeting and any adjournments of that meeting and will not vote the proxy at any other meeting. Shares of common stock as to which Proxies have been executed, and not properly revoked by the shareholder in accordance with the next paragraph, will be voted as specified in the Proxies. If no specifications are made, the shares will be voted "For" Management's nominees for Director, "For" ratifying the selection of Grant Thornton as independent auditors, and will be voted at the discretion of the proxy with respect to other matters which may properly come before the meeting pursuant to item 3 above.

A Proxy may be revoked at any time before it is voted by filing with the Secretary of the Company either a written revocation or a duly executed Proxy bearing a later date. Additionally, attendance at the meeting and voting shares in person will revoke any prior proxy relating to such shares. However, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any notice revoking a proxy should be sent to the Secretary of the Company, Kathleen Van Leeuwen, at Auteo Media, Inc., 22125 17th Ave SE Bothell, WA 98021


QUORUM


The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock of the Company is necessary to constitute a quorum at the meeting.


VOTING


Votes cast by proxy or in person at the Annual Meeting will be counted by a person appointed by the Company to act as the election inspector for the meeting. The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

All of the officers and directors and their affiliates (who own in the aggregate approximately 2,348,679 of the shares outstanding) have informed the Company that they intend to vote in favor of management's nominees for directors as set forth herein.


RECORD DATE AND VOTING SECURITIES


The Board of Directors has fixed November 2, 2001, as the record date (the "Record Date") for determining the holders of the Company's Common Stock who are entitled to receive notice of, and to vote at, the Annual Meeting. The total number of outstanding shares of the Company's Common Stock entitled to vote at the meeting, based upon the shares of record at the close of business on the Record Date was 6,455,372. As of the Record Date, the only outstanding voting securities of the Company were shares of Common Stock, each of which is entitled to one vote on each matter to come before the meeting. Holders of the voting securities will be entitled to one vote per share held and will not be entitled to cumulative voting rights in the election of directors.


PROPOSAL 1


ELECTION OF DIRECTORS


The Board of Directors of the Company will consist of five directors, who will be elected at the Annual Meeting to serve until their successors are elected at the next annual meeting of shareholders. The current Board of Directors of the Company consists of Steve Van Leeuwen and Kathleen Van Leeuwen. Mr. and Mrs. Van Leeuwen have agreed to be renominated to stand for election to the position of director at the annual shareholders meeting. In addition, Mr. Albert James, Ronald Clayton and Mr. Michael Morrison has also agreed to serve as a director. If one or more of the nominees is unable to serve or for good cause will not serve at the time of the meeting, the shares represented by the proxies solicited by the Board of Directors will be voted for the other nominees and for any substitute nominee(s) designated by the Board of Directors.

A quorum being present, the three nominees for election to the Board of Directors who receive the largest number of the votes cast for the election of directors by the holders of voting shares present in person or represented by proxy will be elected directors. Each shareholder will be entitled to one vote for each voting share held by that shareholder, and will not be entitled to cumulate votes in the election of directors. Under applicable Nevada law, in tabulating the vote, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.


Nominees for Election to the Board of Directors


        Name           Age        Principal Occupation         Director Since
        ----           ---        --------------------         --------------
Steve Van Leeuwen      42         Director and Chairman            2000
Kathleen Van Leeuwen   48         Director and Secretary           2000
Ronald Clayton         39         Director and President           -----
Albert James           69         Director                         -----
Michael Morrison       55         Director                         -----


Set forth below is information regarding these nominees for director:


STEVE VAN LEEUWEN. Mr. Van Leeuwen has been Chairman, Chief Executive Officer and a director of the Company since March 1, 2000. During the past five years, Mr. Van Leeuwen has served as President and Chairman of the Board of TYSA Corporation. Previous to this he was the Vice President of Marketing and Business Development for Bard Diagnostic Sciences of Washington.


KATHLEEN VAN LEEUWEN. Ms. Van Leeuwen became a Director, Treasurer and Secretary of the Company on March 1, 2000. During the past 5 years, Ms. Van Leeuwen has served Vice President, Secretary and Director of TYSA Corporation and held various positions as a Registered Nurse.


RONALD CLAYTON. Mr. Clayton has been President of the Company since September 1, 2001 and served as Vice President since March 1, 2001. During the past three years, Mr. Clayton served as General Manager of NWCarnet before its acquisition by the Company.


ALBERT JAMES. Mr. James is a private investor and currently serves as a general partner in several real estate projects in the Western United States. >From 1982 to November 1997, Mr. James served as Managing Partner of Bellevue Associates, a commercial real estate management company. He served as Secretary and Treasurer of Anthony's Restaurants, a regional chain of restaurants, from 1976 to June 1995, and, from 1981 to March 1994, Mr. James served as Vice President of Alpine Industries, a window and laminated glass- manufacturing company. In 1957, Mr. James founded a discount drug and cosmetic business that merged with a chain of discount retail drug stores, which was ultimately sold to Payless Drug Stores Northwest in 1969. Mr. James received a B.S. degree in Pharmacy from the University of Washington.


MICHAEL MORRISON. Attorney and Counselor at law; admitted to bar, 1976, California; 1977, Nevada, U.S. Tax Court and U.S. Customs Court; 1978, District of Columbia. U.S. Air Force Academy (B.S., in Engineering Management, 1968); University of the Pacific, McGeorge School of Law (J.D., 1976). Phi Delta Phi. Law Clerk, Chief Justice E.M. Gunderson, Nevada Supreme Court, 1976-1977. Senior Law Clerk, Chief Justice Cameron Batjer, 1977-1978. Legal Advisor, 1978, and Chief Legal Advisor, 1979, Nevada Supreme Court. Member: 1978 -- and Chairman, 1980 and 1984, Nevada Liquefied Petroleum Gas Board. Director and Member, Nevada Innovation Technology and Entrepreneur Council, 1989 -- . Member, National Panel of Arbitrators, American Arbitration Association, 1990 --. Member: Washoe County and American (Member, Business Section) Bar Associations; The District of Columbia Bar; State Bar of California; State Bar of Nevada; Nevada Trial Lawyers Association; The Association of Trial Lawyers of America. [Capt., U.S. Air Force, 1963-1971].


Steve Van Leeuwen and Kathleen Van Leeuwen are husband and wife. There are no arrangements or understandings between any directors and any other person pursuant to which that director was elected.

Board Committees


The Company currently has no standing audit committee of its Board of Directors. It may form one at the direction of the board during the next 12 months. When formed, the audit committee will review the Company's accounting policies, practices, internal accounting controls and financial reporting. The audit committee will also oversee the engagement of the Company's independent auditors, reviews the audit findings and recommendations of the independent auditors, and monitors the extent to which management has implemented the findings and recommendations of the independent auditors.

The Company has no compensation committee of its Board of Directors. It may form one at the direction of the board during the next 12 months. When formed, the compensation committee will establish salaries, incentives, and other forms of compensation for the chief executive officer, the chief financial officer, and certain other key employees of the Company and its subsidiaries. The compensation committee will also administer policies relating to compensation and benefits, including the 2000 Stock Option and Stock Incentive Compensation Plan set forth in


Proposal 3 of this Proxy Statement.


During the year ended December 31, 2000, the Company's Board of Directors held 5 meetings. All persons who were directors during the year ended December 31, 2000 attended, in person or by telephone, at least seventy-five percent of all of the meetings held while they were directors. The Board of Directors also approved certain actions by unanimous written consent.


Board Compensation

The Company has not paid director's fees to its directors. The Company does, however, reimburse actual expenses incurred by directors in attending Board meetings. A committee will be established to reimburse directors in the form of stock compensation during the next 12 months.


Vacancies

Replacement directors for vacancies resulting from an increase in the size of the Board of Directors or the resignation or removal of a director may be appointed by the Board of Directors, or may be elected by the shareholders at a special meeting. Directors so appointed or elected hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth certain information as of November 2, 2001 by each director, each director nominee, each Named Executive named in the tables under "Executive Compensation" and by all executive officers and directors as a group:




                             Amount and Nature of  Percent of Class

                           Positions and                    Beneficial Common Based   Beneficial
Name and Address           Offices Held                     on  Stock Ownership(1)    Ownership(1)
----------------           -------------                    ----------------------    ------------

Steve Van Leeuwen          CEO, Director                          1,075,000(2)              16.7%


Kathleen Van Leeuwen       Director, Treasurer                    1,056,250(3)              16.3%
                                  and Secretary


Albert James               Director                                 188,679                  2.9%


Michael Morrison           Director                                  50,000                  0.8%


Ron Clayton                President                                 10,000(4)               0.2%


All Directors and
Officers as a group
(two  persons)                                                    2,373,679                 36.8%

------------------------------------------------------------------------------------------------


(1) Calculated pursuant to rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.


(2) Includes 1,050,000 shares of restricted Common Stock and 25,000 options to purchase shares of Common Stock outstanding as of September 21, 2001.


(3) Includes 1,050,000 shares of restricted Common Stock and 6,250 options to purchase shares of Common Stock outstanding as of September 21, 2001.


(4) Includes 10,000 shares of restricted Common Stock. There are no options to purchase shares of Common Stock outstanding.


EXECUTIVE COMPENSATION


Employment Contracts

On August 31, 2001, the Company entered into an employment agreement and a confidentiality, non-disclosure, invention assignment and nonsolicitation agreement with Steve Van Leeuwen. The term of this agreement is ten months with automatic renewals without termination.
The salary was set at a minimum of $60,000 per year to a maximum of $180,000, to be reviewed for increase by the board of directors on a quarterly basis. In the event that the Company terminates Mr. Van Leeuwen's employment without cause, 365 days'severance will be paid.


On August 31, 2001, the Company entered into an employment agreement and a confidentiality, non-disclosure, invention assignment and nonsolicitation agreement with Ronald Clayton. The term of this agreement is twenty four months with automatic renewals without termination.
The salary was set at a minimum of $100,000 per year beginning January 1, 2002. In the event that the Company terminates Mr. Claytons's employment without cause, 60 days' severance will be paid.


On March 5, 2000, the Company entered into an employment agreement and a confidentiality, non-disclosure, invention assignment and nonsolicitation agreement with Kathleen Van Leeuwen. The term of this agreement is twelve months. The salary was set at a minimum of $36,000 per year. In the event that the Company terminates Ms. Van Leeuwen's employment without cause, 365 days' severance will be paid.


Compensation

The following table shows all cash compensation paid or to be paid by the Company as well as other compensation paid or accrued during the fiscal years indicated to the chief executive officer (the "Named Executive"). No executive officers of the Company as of the end of the Company's last fiscal year had received salary and bonus for such period which exceeded $120,000.



Summary Compensation Table


                                   Long Term Compensation
                         --------------------------------------------
                        Annual Compensation           Awards         Payouts
                    ------------------------- --------------------- ---------

                                             Long Term
                                  Restricted Securities Incentive

                           Other     Annual       Stock       Underlying   Plan     All Other
Name and Principal         Salary    Bonus    Compensation    Award(s)     Options  Payouts    Compensation
   Position         Year     ($)      ($)      ($)    ($)       (#)(1)        ($)     ($)(2)
------------------  ----   ------    -----    -----   ----   ----------   -------  ---------  -------------

Steve Van Leeuwen   2000   $120000   $ 0      $ 0     $ 0        100000   $178050   $7500      $127,500
 CEO and Chairman

Ronald Clayton      2001   $ 70000   $ 0      $ 0     $ 0        150000   $106500   $   0      $100,000
 President

Kathy Van Leeuwen   2001   $ 48000   $ 0      $ 0     $ 0         50000   $ 85750   $   0      $ 48,000
 Comptroller
-----------------------------------------------------------------------------------------------------------

(1) Common Stock Purchase Options.
(2) Company Vehicle


Option Exercises and Holdings


The following table sets forth information with respect to the Named Executive, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year December 31, 2000.


Aggregated Options in Last Fiscal Year and Fiscal Year-End Options Values:


                                             INDIVIDUAL GRANTS(1)(2)
                             --------------------------------------------------
                             NUMBER OF
                             SECURITIES    PERCENT OF     EXERCISE
                             UNDERLYING   TOTAL OPTIONS    PRICE
                              OPTIONS      GRANTED IN       PER      EXPIRATION
           NAME               GRANTED      FISCAL YEAR     SHARE        DATE
           ----              ----------   -------------   --------   ----------

Steve Van Leeuwen..........    75,000          7.5%        $ 2.44     9/21/10
                               25,000          2.5%        $ 0.99     1/16/11

Ronald Clayton.............   100,000         10.0%        $ 1.00     3/01/11
                               50,000          5.0%        $ 0.13     9/30/11

Kathie Van Leeuwen.........    25,000          2.5%        $ 2.44     9/21/10
                               25,000          2.5%        $ 0.99     1/16/11

     The figures above represent options granted under our 2000 combined incentive and nonqualified stock option plan. We granted options to purchase
213,500 shares of our common stock in 2000. All options were granted at an exercise price equal to the fair market value of the common stock on the date of grant as determined by our board of directors. The options granted to Mr. Van
Leeuwen and Mr. Clayton vest annually on the first, second, third and fourth anniversaries of the date of grant. Options granted to the persons listed above expire ten years from the grant date.

--------------------------------------------------------------------------------

(1) No options were exercisable at the 2000 fiscal year-end. Includes option grants in fiscal year 2001.

(2) All options are granted subject to the terms and conditions of the 2000 Stock Incentive and Stock Option Plan.



Benefit Plans


The Company has no compensation, pension, profit sharing or similar plans in effect, other than a simple IRA plan. It provides medical insurance coverage to employees and officers and may provide other benefits in the future. The Company reimburses actual expenses incurred in attending Board meetings. The Company's 2000 Stock Option And Stock Incentive Compensation Plan as amended is described in its 2000 Proxy statement ratified by its shareholders in that year.


Certain Relationships And Related Transactions


The Company leases an office in Woodinville, WA from an unrelated third party for a monthly rental of approximately $8000.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE THREE DIRECTORS NOMINATED ABOVE.

PROPOSAL 2


INDEPENDENT PUBLIC ACCOUNTANTS


Ratification

Subject to ratification by the shareholders at the Meeting, the Board of Directors has appointed GRANT THORNTON as independent auditors for the fiscal year ending December 31, 2001 and until their successors are selected. GRANT THORNTON has served as auditors of the consolidated financial statements of the Company for the fiscal year ended December 31, 2000. A representative of GRANT THORNTON may be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter is required to ratify the appointment of GRANT THORNTON as independent public accountants. Abstentions and broker non-votes will have the effect of a vote against ratification.



THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF GRANT THORNTON, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.


PROPOSAL 3


OTHER MATTERS TO BE VOTED UPON


Management does not know of any other matters to be brought before the meeting. If any other matters not mentioned in the proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS


Proposals of shareholders intended to be presented at the 2001 annual meeting of Stockholders must be received by the Company on or before November 27, 2001, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.


SOLICITATION OF PROXIES


The costs of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Company (who will not be compensated separately for their services), by mail, telephone, telegraph, cable or personal discussion. The Company will also request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Company will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Company's Common Stock.


COMPANY REPORT AND FINANCIAL STATEMENTS


A copy of the Company's September 30, 2001 Report Form 10-QSB, which includes the Company's Financial Statements for the period then ended, does not accompany this Proxy Statement. The Report is not to be treated as part of or incorporated by reference into the proxy solicitation material. A copy can be mailed upon request to the Company's offices or viewed at www.sec.gov.

Please complete, date, sign and return the accompanying proxy promptly in the enclosed envelope. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.


BY ORDER OF THE BOARD OF DIRECTORS,


/s/ STEVE VAN LEEUWEN
---------------------
Steve Van Leeuwen, Chief Executive Officer


November 30, 2001

APPENDIX A
Proxy card states the following:


AUTEO MEDIA, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 20, 2001

Steve Van Leeuwen, with full power of substitution, are hereby authorized to represent and to vote as directed on this proxy the shares of common stock of Auteo Media, Inc. held of record by the undersigned on November 2, 2001 at the Annual Meeting of Stockholders to be held on December 20, 2001, and at any adjournments or postponements, as if the undersigned were present and voting at the meeting.

The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is returned, such shares will be voted FOR each of the proposals set forth on this proxy.

Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

1. ELECTION OF NOMINEES STEVE VAN LEEUWEN, ALBERT JAMES, RON CLAYTON, MICHAEL MORRISON, KATHLEEN VAN LEEUWEN AS CLASS II DIRECTORS OF AUTEO MEDIA, INC.

FOR all nominees [ ]

WITHHOLD AUTHORITY to vote for all nominees [ ]

(Instruction: To withhold authority to vote for any nominee, write his name in the space provided.)



2. RATIFICATION AND APPROVAL OF GRANT THRONTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2001


FOR [ ] AGAINST [ ] ABSTAIN [ ]


IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY.


Signature(s)____________________________________________________________________

Dated: ___________________________________________, 2001.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.